Taxes (Details 2) - USD ($)	May 31, 2021	May 31, 2020
Taxes
Total Deferred Tax Assets At Statutory Tax Rate	$ 226,936	$ 235,606
Increase In Valuation Allowance	(226,936)	(235,606)
Net Deferred Tax Asset	$ 0	$ 0